EXHIBIT 32.1

Section 906 Certification

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. § 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, updated pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Host Hotels & Resorts, Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 15, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 23, 2012

/S/ W. EDWARD WALTER
W. Edward Walter
Chief Executive Officer

/S/ LARRY K. HARVEY
Larry K. Harvey
Chief Financial Officer